BBH Money Market Fund
Class R Shares (“BBMXX”)
Class I Shares (“BBSXX”)

SUPPLEMENT DATED AUGUST 13, 2010
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED OCTOBER 31, 2009, AS REVISED MAY 28, 2010

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Statement of Additional Information (“SAI”). Defined terms not otherwise defined in this supplement have the same meaning as set forth in the SAI.

Effective June 23, 2010, the following individual is added to the “Management” table, which starts on page 10 of the SAI, prior to the discussion of Officers:

Name and Birth Date	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee^	Other Directorships Held by Trustee During Past 5 Years

Andrew S. Frazier Birth Date: April 8, 1948	Trustee	Since 2010	Semi-Retired Consultant to Western World Insurance Group, Inc. (“WWIG”) (owner of three property casualty insurance companies) President and CEO of WWIG (1992-2009).	4	Director of WWIG

Effective June 23, 2010, the first sentence of the third paragraph of “Board of Trustees” in the SAI on page 13 is replaced with the following:

Messrs. Shields, Wagner, Feldman and Frazier serve on a Valuation Committee for the Fund that meets on an as-needed basis (and in any event not less frequently than monthly) to determine the "fair value" of any security for which market quotations are not readily available.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.